EXHIBIT 10.1

Ideation Acquisition Corp.
1990 S. Bundy Drive, Suite 620
Los Angeles, CA 90025

September 8, 2009

To the Investors Listed on Exhibit A Hereto (“Investors”)

Re:  Exchange of Securities of SearchMedia Holdings Limited

Ladies and Gentlemen:

Reference is made to the Agreement and Plan of Merger, Conversion and Share Exchange, dated as of March 31, 2009, by and among Ideation Acquisition Corp. (“Ideation”), SearchMedia International Limited (“SM Cayman”) and the other parties named therein, as amended and as may be further amended from time to time (the “Agreement”). All capitalized terms used but not defined herein shall have the definitions set forth in the Agreement.

For a period of two years from and after the Closing Date, if ID Cayman issues, on any one or more occasions, any preferred shares and/or other equity security (or any security convertible into or exchangeable or exercisable for preferred shares and/or other equity security) (a “Financing”), then each of the undersigned Investors (and its successors, assigns and transferees) shall have the right to cause ID Cayman to repurchase its Acquired Shares (as converted into ID Cayman Shares pursuant to the Conversion), Warrant Shares and Note Shares in exchange for new securities of the same class or series of preferred shares and/or other equity securities issued pursuant to such Financing (“New Securities”) on the same terms and conditions of such Financing; provided that each such Acquired Share, Warrant Share and Note Share shall be valued at $7.8815 per share for purposes of calculating the number of New Securities to be issued to such Investor (subject to adjustment for share splits, dividends, recapitalizations, and other similar events). Each such Investor will be entitled to all the same rights and privileges as the participants in such Financing on a pari passu basis. Notwithstanding the foregoing, the undersigned Investors, as a group, may only exchange a number of such shares with an aggregate dollar value equal to the aggregate dollar amount of New Securities sold in the Financing.

The undersigned Investors may exercise the exchange rights set forth in this letter upon any successive Financing that closes within two years after the Closing Date with respect to (a) any New Securities received upon any prior exchange hereunder and (b) any Acquired Shares (as converted into ID Cayman Shares pursuant to the Conversion), Warrant Shares and Note Shares not previously exchanged pursuant to this letter. The valuation of New Securities being exchanged in connection with such successive financing shall be based upon the valuation of such shares at the time of issuance, plus all accrued and unpaid dividends, interest or other payment rights (all subject to adjustment for share splits, dividends, recapitalizations, and other similar events). Ideation hereby agrees that it will provide the undersigned Investors with thirty (30) days advance written notice of any proposed Financing, and each such Investor shall have a period of twenty-five (25) days after receipt of such notice to elect to exchange all or any portion of its securities hereunder by written notice to ID Cayman. Notices shall be provided hereunder in the same manner provided in the Agreement, to ID Cayman at the address of its principal office and to the Investors at the addresses set forth in Exhibit A hereto.

On or prior to the Closing, Ideation shall sign a counterpart of this Agreement with each other Person who acquires Acquired Shares or who will acquire at or after the Closing any Warrant Shares or Note Shares, and such Persons shall be deemed “Investors” hereunder.

In the event that the Agreement is terminated, this letter agreement shall also terminate and be of no force or effect. Furthermore, this letter agreement is enforceable by any Investor who is a signatory hereto, regardless of whether or not it has been signed by any other Investor.

Please indicate your consent to the aforementioned by signing this letter in the space indicated below and returning it to Ideation.

Very truly yours,

IDEATION ACQUISITION CORP.

By:	/s/ Robert N. Fried
Name:     Robert N. Fried

Title:	President and Chief Executive
Officer
ACKNOWLEDGED AND AGREED
this 8th day of September, 2009:

Frost Gamma Investments Trust

By:	/s/ Phillip Frost
Name:     Phillip Frost

Title:	Trustee

The Frost Group, LLC

By:	/s/ Steven D. Rubin
Name:     Steven D. Rubin

Title:	Member

Linden Ventures II (BVI), Ltd.

By:	/s/ Craig Jarvis
Name:     Craig Jarvis

Title:	Authorized Signatory

China Seed Ventures, L.P.

By:	/s/ Earl Ching-Hwa Yen
Name:     Earl Ching-Hwa Yen

/s/  Qinying Liu
Qinying Liu

/s/  Le Yang
Le Yang

/s/  Xuebao Yang
Xuebao Yang

/s/  Min Wu
Min Wu

Chardan Securities LLC

By:	/s/ Kerry Propper
Name:     Kerry Propper

Title:

/s/  Min Wu
Min Wu

/s/  Robert Fried
Robert Fried

/s/  Rao Uppaluri
Rao Uppaluri

Halpryn Capital Partners LLC

By:	/s/ Glenn Halpryn
Name:     Glenn Halpryn

Title:	Managing Member

Exhibit A

Investors

Frost Gamma Investments Trust
c/o Frost Administrative Services, Inc.
4400 Biscayne Boulevard, 15th Floor
Miami, Florida 33137

The Frost Group, LLC
4400 Biscayne Boulevard, 15th Floor
Miami, Florida 33137
New York, New York 10022

China Seed Ventures, L.P.
Rm. 104, Bldg. 18
No. 800 Huashan Road
Shanghai, 200050, China

Qinying Liu
Room 4B, Yinglong Building
No. 1358 Yan An Road West
Shanghai 200052, China

Le Yang
Room 4B, Yinglong Building
No. 1358 Yan An Road West
Shanghai 200052, China

Xuebao Yang
Room 4B, Yinglong Building
No. 1358 Yan An Road West
Shanghai 200052, China

Jianhai Huang
Room 4B, Yinglong Building
No. 1358 Yan An Road West
Shanghai 200052, China

Halpryn Capital Partners LLC
4400 Biscayne Boulevard, Suite 950
Miami, Florida 33137

Linden Ventures II (BVI), Ltd.
c/o Linden Advisors
590 Madison Avenue, 15th Floor

Rao Uppaluri
4400 Biscayne Boulevard, 15th Floor
Miami, Florida 33137

Robert Fried
4400 Biscayne Boulevard, 15th Floor
Miami, Florida 33137

Chardan Securities LLC
17 State Street, Suite 1600
New York, NY 10004

Min Wu
Room 4B, Yinglong Building
No. 1358 Yan An Road West
Shanghai 200052, China

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